UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JULY 30, 2007

                                   CACHE, INC.
                  --------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           FLORIDA                     0 -10345                   59 -1588181
      ----------------        ------------------------           -------------
      (STATE OR OTHER         (COMMISSION FILE NUMBER)           (IRS EMPLOYER
      JURISDICTION OF                                            IDENTIFICATION
      INCORPORATION)                                             NUMBER)



                     1440 BROADWAY, NEW YORK, NEW YORK 10018
                    -----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 575-3200




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 30, 2007, the Company issued a press release (the "Press Release") announcing its stores sales results for fiscal July, 2007. The Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         ITEM 8.01  VOLUNTARY DISCLOSURE OF OTHER EVENTS

         On July 30, 2007, the Company also announced in the Press Release that its board of directors has approved a new stock repurchase program, authorizing the Company to repurchase up to 1,000,000 shares of its common stock through the open market or in privately negotiated transactions, in accordance with SEC requirements.


         ITEM 9.01  EXHIBITS

99.1 Press release regarding stores sales results for fiscal July, 2007 and announcing the approval of a new stock repurchase program.

                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


DATED: AUGUST 1, 2007            CACHE, INC.




                                  By: /s/ Brian Woolf
                                      ---------------------------------
                                      Brian Woolf
                                      Chairman and Chief Executive Officer